UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 24, 2023
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of TransUnion (the “Company”) approved the grant of special one-time equity awards (the “Special Awards”) to our President & Chief Executive Officer and certain of our named executive officers (together, the “Executives”), as well as to certain senior leaders at the Company. The Committee also approved an increased compensation package for Venkat Achanta, Executive Vice President, Chief Data & Analytics Officer, as further described below.
Special Awards
The Special Awards will be granted under the TransUnion Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), effective as of June 1, 2023, with the following target grant values to the Executives: Christopher A. Cartwright, President & Chief Executive Officer - $3,600,000; Todd M. Cello, Executive Vice President, Chief Financial Officer - $2,500,000; Venkat Achanta, Executive Vice President, Chief Data & Analytics Officer - $2,500,000; and Steven M. Chaouki, President, U.S. Markets and Consumer Interactive - $2,200,000. As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2023 (the “Prior 8-K”), Abhinav Dhar, Executive Vice President, Chief Information & Technology Officer, announced his resignation from his current role, effective July 1, 2023, and therefore was not granted a Special Award.
The Special Awards are intended to incentivize performance and further enhance the Executives’ focus on long-term stockholder value creation while further aligning the Executives’ interests to those of our stockholders and creating long-term retention.
The Special Awards will consist entirely of performance-based share units (“PSUs”), which will be eligible to vest based on the Company’s relative total stockholder return (“Relative TSR”) achievement compared to the Commercial and Professional Services industry classification within the Russell 3000 Index (the “Relative TSR Peer Group”) over a three-year performance period, commencing on May 1, 2023 and ending on April 30, 2026 (the “Performance Period”).

Relative TSR Percentile Rank	Relative TSR Payout Percentage (Percent of Target Grant Value)
80th Percentile and above	200%
50th Percentile	100%
25th Percentile	50%
Between 0 Percentile to 24.99th Percentile	1% to 49%
Between 25th Percentile and up to 49.99th Percentile and less than negative 10% stock price growth percentage	0%
Less than 25th Percentile and less than or equal to 0% stock price growth percentage	0%
The payout of the Special Awards will be subject to an additional multiplier based on the absolute stock price growth percentage of the Company’s common stock during the Performance Period, as further described below.

Absolute Stock Price Growth Percentage	Absolute Stock Price Growth Multiplier
40%	1.25x (cap)
25%	1.10x
Up to 10%	1.00x
Each of the Relative TSR payout percentage and the absolute stock price growth multiplier shall be determined using linear interpolation if actual performance falls between any two levels.

In addition, if actual TSR during the Performance Period is negative, then the maximum payout for the Relative TSR performance component will be 100%, regardless of actual performance against the Relative TSR Peer Group.
The foregoing description of the Special Award does not purport to be complete and is subject to, and qualified in its entirety by, the form of TransUnion Amended and Restated 2015 Omnibus Incentive Plan Grant Notice, Applicable to Performance Share Unit Awards Granted on June 1, 2023, which is filed and attached hereto as Exhibit 10.1, and is incorporated herein by reference.
Achanta Compensation Package
As disclosed in the Prior 8-K, effective on July 1, 2023, Mr. Achanta’s role will be expanded to include Mr. Dhar’s responsibilities. On May 24, 2023, the Committee approved the following compensation package for Mr. Achanta, effective July 1, 2023, at which time Mr. Achanta’s title will become Executive Vice President, Chief Technology, Data & Analytics Officer: (1) a base salary increase from $600,000 to $700,000; (2) a bonus target equal to 100% of his base salary; and (3) an increase in his annual long-term incentive grant target from $2,200,000 to $2,500,000. The Committee also approved a one-time equity award to Mr. Achanta with a dollar-denominated value of $300,000, effective as of June 30, 2023, consisting of 50% time-vested restricted stock units (“RSUs”) and 50% PSUs. The RSUs will vest ratably over a 38-month period, with 33% vesting on each of August 28, 2024 and August 28, 2025, and 34% vesting on August 28, 2026. The PSUs will have the following three performance components and weightings with the actual payout ranging between 0% and 200% of target for each performance component depending on actual Company performance over the three-year performance period commencing on January 1, 2023 and ending on December 31, 2025 (the “Achanta Performance Period”): 30% will vest based on achievement against Cumulative Adjusted EBITDA targets; 20% will vest based on achievement against Cumulative Revenue targets; and 50% will vest based on the Company’s Relative TSR. In addition, if actual TSR during the Achanta Performance Period is negative, then the maximum payout for the Relative TSR performance component will be 100%, regardless of actual performance against the Relative TSR Peer Group. The PSUs will vest, to the extent the applicable performance components are satisfied, on February 28, 2026, subject to Mr. Achanta’s continued service as of such date.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	TransUnion Amended and Restated 2015 Omnibus Incentive Plan Grant Notice, Applicable to Performance Share Unit Awards Granted on June 1, 2023
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: May 30, 2023	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer